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                                                                    EXHIBIT 23.1



                              ACCOUNTANT'S CONSENT



     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading of "Experts" in the Prospectus.



KPMG PEAT MARWICK LLP



Memphis, Tennessee


February 11, 1997